                                                [AMENDMENT NO. 1]


                               July 1, 1994



Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
Attn:  Pieter J. Engel

Coutts & Co.
440 Strand
London WC2R 0QS
Attn: K. Falconer

NBD Bank, N.A.
611 Woodward Avenue
Detroit, Michigan  48226
Attn: Jon P. Dady

Trust Company Bank
25 Park Place
24th Floor, Center 120
Atlanta, Georgia  30303
Attn: F. McClellan Deaver

Comerica Bank-Texas
8828 Stemmons Freeway, Suite 441
Dallas, Texas  75247
Attn: Tom D. Frayer

     Re: Credit Agreement dated as of March 31, 1994 (the "Credit Agreement"), by and among Vari-Lite, Inc. ("VLI"),
          Showco, Inc. ("Showco"), Vari-Lite Asia, Inc. ("VLA"), Vari-Lite Europe Limited (f/k/a Classicforge Limited) ("VLE"), Theatre Projects Lighting Services Limited
          (f/k/a Codeal Limited) ("Theatre Projects") and Brilliant Stages Limited (f/k/a Watchon Limited ("Brilliant
          Stages"), (VLI, Showco, VLA, VLE, Theatre Projects and Brilliant States are sometimes referred to herein individually as a "Borrower" and collectively as "Borrowers"), Vari-Lite Holdings, Inc. ("VLH") and Vari-Lite Europe Holdings Limited (f/k/a Portquay Limited)
          ("VLEH"), (VLH and VLEH are sometimes referred to herein collectively as "Guarantors"), Brown Brothers Harriman &
          Co. ("BBH"), Coutts & Co. ("Coutts"), NBD Bank, N.A. ("NBD"), Trust Company Bank ("Trust Co.") and Comerica Bank-Texas ("Comerica") (BBH, Coutts, NBD, Trust Co. and Comerica are hereinafter individually referred to as a "Lender" and collectively as "Lenders"), and BBH in its capacity as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit
          Agreement.

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July 1, 1994
Page 2

Gentlemen:

     As you are aware, certain of the Borrowers propose, from time to time, to enter into Long-Term Equipment Leases (as defined below) with various third parties. As you are also aware, certain prospective Lessees (as defined below) have been unwilling to enter into such Long-Term Equipment Leases because of the grant by the Borrowers, pursuant to the Security Agreements, of a Lien against all of the Borrowers' rights under such Long-Term Equipment Leases and the Equipment covered thereby, and the resulting inability of such Borrowers to (a) represent and warrant to a Lessee that the Equipment covered by such Long-Term Equipment Lease is free and clear of all Liens, and (b) agree that they will not assign or encumber the Long-Term Equipment Lease. As used herein, "Long-Term Equipment Lease" means a lease of Equipment by any Borrower, as lessor, to any other Person, as lessee (a "Lessee"), for a term of at least five years and pursuant to which substantially all required rentals are paid prior to or shortly after the beginning of the lease term, or financed by the Borrower on terms economically as advantageous as if all required rentals were paid prior to or shortly after the beginning of the lease term.

     It is our belief that the Lessees' concerns can be addressed by the Lenders' agreement to not disturb the Lessees' possession and right to possession of the Equipment during the term of a Long-Term Equipment Lease, provided that the Lessee is not in default thereunder. Accordingly, subject to the terms and conditions set forth herein, the Borrowers and Guarantors hereby request that the Agent and Lenders execute this letter in the space indicated below to evidence their consent, authorization and agreement to (a) the execution and delivery by the appropriate Collateral Agent to the appropriate Borrower(s) of a letter substantially in the form of EXHIBIT A attached hereto (the "Non-disturbance Letter") and the subsequent delivery by any Borrower of the Non-disturbance Letter to any Lessee, to the extent that such Borrower, in its sole discretion, deems the same to be necessary or advisable, and (b) within five days of a request by any Borrower, the execution and delivery by the appropriate Collateral Agent to any Lessee as may be designated by such Borrower, of a Non-disturbance Agreement substantially in the form of EXHIBIT B attached hereto (a "Non-disturbance Agreement").

     The Borrowers and Guarantors hereby acknowledge that the agreements contained herein are subject to the following terms and conditions:

     1. By prior written notice to any Borrower and all Lenders, the appropriate Collateral Agent may, in its sole discretion, (a) prohibit such Borrower from thereafter delivering a copy of the Non-disturbance Letter to any prospective Lessee, or (b) terminate its obligation to execute and deliver in favor of any prospective Lessee a Non-disturbance Agreement; provided, that such notice shall not in any way apply to or affect any Long-Term Equipment Lease with respect to which a copy of the Non-disturbance Letter or a Non-disturbance Agreement has been delivered to the Lessee prior to the date on which such notice is received by such Borrower.

     2. No amount in respect of any Equipment which is subject to a Long-Term Equipment Lease with respect to which a copy of the Non-disturbance Letter or a Non-disturbance Agreement has been delivered to the Lessee shall, during the term of such Long-Term Equipment Lease, (a) be included in the asset portion of any balance sheet required to be furnished to each Lender pursuant to
          Section 9.2 of the Credit Agreement, or (b) be included as an asset of any Borrower for purposes of determining the compliance by such Borrower with the financial covenants set forth in Article 10 (including Section 10.5) of

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July 1, 1994
Page 3

          the Credit Agreement.

     3.   Borrowers shall not enter into a Long-Term Equipment
          Lease unless the aggregate lease payments payable thereunder are equal to or greater than the net book value of the equipment that is the subject of such Long-Term Equipment Lease. Furthermore, the aggregate lease payments payable (without regard to when such payments are actually made) under all Long-Term Equipment Leases executed in each fiscal year of the Borrowers shall not exceed the "Maximum Amount." As used herein, the "Maximum Amount" shall mean (a) $10,000,000 with respect to fiscal year 1994, (b) $10,000,000 with respect to fiscal year 1995, and (c) for each fiscal year after fiscal year 1995, the greater of (i) the Maximum Amount applicable with respect to the immediately preceding fiscal year (the "Preceding Year") and (ii) the Maximum Amount applicable with respect to the Preceding Year increased by the same percentage by which the aggregate gross revenues of all Borrowers for the Preceding Year exceeded the aggregate gross revenues of all Borrowers for the fiscal year immediately preceding the Preceding Year.

     4. Within forty-five (45) days after the end of each fiscal quarter, each Borrower will furnish to each Lender an updated schedule of all Long-Term Equipment Leases to which such Borrower is a party, which schedule shall include, at a minimum, the names of the parties to, the date of, and the payment terms of each such Long-Term Equipment Lease.

     5. Except as expressly provided otherwise in the Security Agreements, all Equipment will remain subject to a valid first and prior security interest in favor of the appropriate Collateral Agent and all Long-Term Equipment Leases will be validly assigned to the appropriate Collateral Agent.

     6.   Effective as of the date this letter is executed, Exhibit
          10.5 to the Credit Agreement shall be amended to read in its entirety as set forth in EXHIBIT C attached hereto.

     Please execute this letter in the space indicated below to acknowledge your agreement to the terms and conditions contained herein. The agreements contained in this letter shall become effective when a counterpart of this letter has been executed by all parties listed below. It is not necessary that all signatures appear on the same counterpart.

                                   Very truly yours,

                                   BORROWERS:

                                   VARI-LITE, INC.



                                   By:  /s/ H. R. Brutsche III
                                        -------------------------------
                                        H.R. Brutsche III
                                        President

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July 1, 1994
Page 4


                                   SHOWCO, INC.


                                   By:  /s/ Michael P. Herman
                                        -------------------------------------
                                        Michael P. Herman
                                        Vice President-Finance


                                   VARI-LITE ASIA, INC.


                                   By:  /s/ H. R. Brutsche III
                                        -------------------------------------
                                        H.R. Brutsche III
                                        Chairman of the Board and
                                        Representative Director


                                   VARI-LITE EUROPE LIMITED (f/k/a
                                   CLASSICFORGE LIMITED)


                                   By:  /s/ H. R. Brutsche III
                                        -------------------------------------
                                        H.R. Brutsche III
                                        Director


                                   THEATRE PROJECTS LIGHTING
                                   SERVICES LIMITED (f/k/a CODEAL
                                   LIMITED)


                                   By:  /s/ H. R. Brutsche III
                                        -------------------------------------
                                        H.R. Brutsche III
                                        Director


                                   BRILLIANT STAGES LIMITED (f/k/a
                                   WATCHON LIMITED)


                                   By:  /s/ H. R. Brutsche III
                                        -------------------------------------
                                        H.R. Brutsche III
                                        Director

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July 1, 1994
Page 5

                                   GUARANTORS:


                                   VARI-LITE HOLDINGS, INC.


                                   By:  /s/ H. R. Brutsche III
                                        ----------------------------------
                                        H.R. Brutsche III
                                        President


                                   VARI-LITE EUROPE HOLDINGS
                                   LIMITED (f/k/a PORTQUAY LIMITED)


                                   By:  /s/ H. R. Brutsche III
                                        ----------------------------------
                                        H.R. Brutsche III
                                        Director


ACKNOWLEDGED AND AGREED
as of the 1st day of July, 1994

AGENT:

BROWN BROTHERS HARRIMAN & CO.


By:  /s/ Peiter J. Engel
     --------------------------
Its: Deputy Manager
     --------------------------


LENDERS:

BROWN BROTHERS HARRIMAN & CO.


By:  /s/ Peiter J. Engel
     --------------------------
Its: Deputy Manager
     --------------------------




COUTTS & CO.

By:  /s/ K. Falconer
     --------------------------
Its: Manager
     --------------------------

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July 1, 1994
Page 6


NBD BANK, N.A.

By:  /s/ Jon P. Dady
     -----------------------
Its: Vice President
     -----------------------




TRUST COMPANY BANK


By:  /s/ F. McClellan Deaver, III
     -----------------------
Its: Vice President
     -----------------------

By:  /s/ Jennifer L. McClure
     -----------------------
Its: Banking Officer
     -----------------------




COMERICA BANK-TEXAS


By:  /s/ Tom D. Frayer
     -----------------------
Its: Vice President
     -----------------------